Note 2 - Liquidity and Going Concern Assessment	6 Months Ended
Jun. 30, 2026
Statement Line Items [Line Items]
Disclosure of liquidity risk [text block]

Note 2. Liquidity and Going concern assessment

Management and the Board of Directors have assessed the Company’s ability to continue as a going concern and believe the Company has adequate resources to meet its obligations in the foreseeable future, and are confident that the Company will continue its operations for at least the next 12 months, and with our current strategic plans and forecasted cash burn, we have sufficient cash to finance operations into second half of 2027.

Accordingly, the condensed consolidated interim financial statements have been prepared on a going concern basis in accordance with applicable accounting standards.

We have considered potential risks and uncertainties, including market conditions, economic factors, and liquidity needs. After reviewing the Company’s financial forecast and access to capital, the Board does not anticipate material uncertainties that would cast significant doubt on the Company’s ability to continue as a going concern.

The Company monitors its funding situation closely to ensure that it has access to sufficient liquidity to meet its forecast cash requirements. Analyses are run to reflect different scenarios including, but not limited to, cash runway, human capital resources and pipeline priorities to identify liquidity risk. This enables Management and the Board of Directors to prepare for new financing transactions and/or adjust the cost base accordingly.

The Company's plan is to balance the funding of cash needs through capital market transactions, such as public offerings, at-the-market (“ATM”) program, warrant exercises or other capital sources in case this is not covered by income from potential collaborations or licenses, thus assuring continued going concern.

On October 3, 2022, we entered into a Capital on Demand™ Sales Agreement, or the Sales Agreement, with JonesTrading Institutional Services LLC, or JonesTrading, pursuant to which we may sell from time to time, at our option, ADSs representing ordinary shares through or to JonesTrading, as sales agent or principal.

December 10, 2025, the Company filed a prospectus supplement to the Prospectus Supplement dated March 26, 2025, and Prospectus dated March 24, 2025. As of the date hereof, the aggregate market value of the Company’s ordinary shares represented by ADSs held by non-affiliates (“public float”), calculated in accordance with General Instruction I.B.5 of Form F-3 under the Securities Act of 1933, as amended, was approximately $75.9 million, which was calculated based on 344,711,416 ordinary shares (which would be represented by 6,894,228 ADSs) outstanding and held by non-affiliates as of November 4, 2025, at a price of $11.01 per ADS as of October 15, 2025, which was the highest closing price of the ADSs on The Nasdaq Capital Market within 60 days of the filing of this Prospectus Supplement.

The Company filed the Prospectus Supplement to amend the Prospectus to update the public float, and indicate that, because the public float is above $75.0 million, the Company is no longer subject to the sales limitations of General Instruction I.B.5 of Form F-3 with respect to the Registration Statement of which the Prospectus, as amended by the Prospectus Supplement, forms a part. Since the filing of the Registration Statement, the Company has sold $4,472,175.80 of ADSs pursuant to the Sales Agreement. Accordingly, because the Company no longer is subject to the sales limitations of General Instruction I.B.5, they may offer and sell up to an additional $45.52 million of ADSs pursuant to the Sales Agreement and Prospectus.